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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby appoint and constitute Marshall T. Chiaraluce, David C. Benoit and Michele G. DiAcri, and each of them singly, as his or her true and lawful agent and attorney-in-fact to execute in his or her name, place and stead this Registration Statement on Form S-8 of Connecticut Water Service, Inc. respecting 200,000 shares of common stock issued or issuable in connection with the Savings Plan of the Connecticut Water Company, respectively, and any and all amendments thereto and to file such Form S-8 and any such amendment thereto with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

         IN WITNESS WHEREOF, the undersigned have executed this instrument this 11th day of December, 2000.


    By: /s/ Marcia L. Hincks                           Director
        --------------------
    Marcia L. Hincks


    By: /s/ Robert F. Neal                             Director
        ------------------
    Robert F. Neal


    By: /s/ Arthur C. Reeds                            Director
        -------------------
    Arthur C. Reeds

                                                       Director
    By: /s/ Harold S. Bigler, Jr.
        -------------------------
    Harold S. Bigler, Jr.


    By: /s/ Mary Ann Hanley                            Director
        -------------------
    Mary Ann Hanley


    By: /s/ Ronald D. Lengyel                          Director
        ---------------------
    Ronald D. Lengyel


    By: /s/ Roger Engle                                Director
        ---------------
    Roger Engle
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    By: /s/ Lisa Thibdaue                              Director
        -------------------
    Lisa Thibdaue


    By: /s/ Donald B. Wilbur                           Director
        --------------------
    Donald B. Wilbur



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